UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2015

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 6, 2015, WesBanco, Inc. (the “Company”) repurchased from the United States Department of the Treasury (the “Treasury”) the warrant to purchase 101,320.6 shares of the Company’s common stock (the “Warrant”).  This warrant was acquired through the Company’s acquisition of Fidelity Bancorp, Inc. (“Fidelity”) in 2012 and was originally issued by Fidelity pursuant to the Treasury’s Capital Purchase Program established as part of the Troubled Asset Relief Program.  The purchase price paid by the Company to the Treasury for the Warrant was $2,246,531.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits:

10.1 – Public Warrant repurchase letter, dated May 6, 2015, by and between the U.S. Treasury and WesBanco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: May 6, 2015	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer